FINANCIAL STATEMENT SCHEDULE I - Statements of Comprehensive Income (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Net income	$ (60,808)	$ 527,386	$ 578,013
Other comprehensive loss:
Change in fair value of interest rate swap agreements	(42)	(19)	0
Other comprehensive loss	(9,418)	(2,487)	(23,399)
Comprehensive income attributable to Melco Crown Entertainment Limited	100,962	606,723	622,928
Parent Company [Member]
Net income	105,747	608,280	637,463
Other comprehensive loss:
Foreign currency translation adjustment	(4,767)	(1,538)	(14,535)
Change in fair value of interest rate swap agreements	(18)	(19)	0
Other comprehensive loss	(4,785)	(1,557)	(14,535)
Comprehensive income attributable to Melco Crown Entertainment Limited	$ 100,962	$ 606,723	$ 622,928